CONSENT OF INDEPENDENT AUDITORS



The Board of Trustees
MPAM Funds Trust:

We consent to the reference to our firm under the heading "Counsel and Independent Auditors" in the Statement of Additional Information and to the use of report dated September 7, 2000 contained herein.

                                                           /s/ KPMG LLP
                                                           ------------
                                                           KPMG LLP


New York, New York
September 13, 2000